                                                       -------------------------
                                                       DATE OF AGREEMENT
LOAN AGREEMENT                                              MARCH 15, 1996
- --------------------------------------------------------------------------------
     BORROWER NAME AND ADDRESS                    LENDER NAME AND ADDRESS
- --------------------------------------------------------------------------------
                                             STILLWATER NATIONAL BANK
     New York Bagel Enterprises, Inc.        AND TRUST COMPANY
     250 N. Water, Suite 300                 P.O. Box 1988 - 608 S. Main
     Wichita, KS  67202                      Stillwater, OK  74074
- --------------------------------------------------------------------------------
The undersigned Borrower with principal office, place of record keeping and mailing address as shown above, hereby acknowledges receipt of proceeds, or some part thereof, or renewal thereof, of the following described loan and/or extension of credit from the Lender named in this Agreement;

     Loan #28988 dated 03/15/96 in the amount of 136,800.00 with a maturity of 06/15/03.




IN CONSIDERATION of Lender making such loan and/or extension of credit, or any part thereof, Borrower agrees as follows:

     A. FINANCIAL INFORMATION. To deliver to Lender within the stated time limits the following financial information and income tax returns as of the dates and for the period indicated:
          Monthly financial statements & accounts receivable (royalty fees receivable) beg 1/31/96 (allow 45 days to receive)
          Annual Corporate Tax Return, beginning 12/31/95 (by 4/15/96)
          Audited Financial Statement beginning 12/31/95 (by 4/15/96)
          Annual Statement of Cash Flows and Projected Balance Sheet & Income Statement (for 1996 to be received by 4/15/96)
          Annual Personal Financial Statements and Tax Returns from Guarantors.

     B. LITIGATION. To inform Lender promptly of any litigation, or of any claim or controversy which might become the subject of litigation, against Borrower or affecting any of Borrower's property, if such litigation or potential litigation, in the event of an unfavorable outcome, would have a material adverse effect on Borrower's financial condition;

     C. TAXES. To pay promptly when due any and all taxes, assessments and governmental charges against Borrower or agaInst any of Borrower's property, unless the same is being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

     D. LABOR AND MATERIAL. To pay promptly all lawful claims whether for labor, materials or otherwise, which might or could, if unpaid, become a lien or charge on any property or assets of Borrower, unless and to the extent only that the same are being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

     E. INSURANCE. To maintain with financially sound and reputable insurance organizations approved by Lender, insurance of the kinds and covering the risks and in the amounts usually carried by companies engaged in businesses similar to that of Borrower, which insurance in all events shall be satisfactory to Lender and provide suitable loss payable clauses in favor of Lender, and, at Lender's request deliver to Lender evidence of the maintenance of such insurance; and


     F. ACCOUNTING RECORDS. To maintain adequate records in accordance with generally accepted accounting principles of all transactions so that at any time and from time to time the true and complete financial condition of the Borrower may be readily determined.



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
     LENDER NAME AND ADDRESS                      BORROWER(S) SIGNATURE(S)
- --------------------------------------------------------------------------------
CONFIRMED                                      New York Bagel Enterprises, Inc.
          STILLWATER NATIONAL BANK
          AND TRUST COMPANY                  By: /s/ Robert Geresi
          P.O. Box 1988 - 608 S. Main           --------------------------------
          Stillwater, OK  74074                   Robert Geresi, President
                                             By: /s/ Paul Hoover
                                                -------------------------------
                                                  Paul Hoover, Vice President
By: /s/ Ruth E. Walker                       By: /s/ Robert D. Young
- -------------------------------------------- -----------------------------------
     Ruth E. Walker, Sr. VP                       Robert D. Young,
                                                  Secretary/Treasurer
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                            CUSTOMER COPY